THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT

Discovery Premier Group Retirement Annuity

Supplement to Prospectus and Statement of Additional Information Dated May 1, 2014

Supplement dated March 31, 2015

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

The MFS Investors Growth Stock Series Fund is being reorganized into the MFS Massachusetts Investors Growth Stock Portfolio, a series of the MFS Variable Insurance Trust II.

Anyone who owned units of the subaccount investing in the MFS Investors Growth Stock Series on Friday March 27, 2015 will: (1) now own units of the subaccount investing in the MFS Massachusetts Investors Growth Stock Portfolio effective Monday March 30, 2015; and (2) will no longer own units of the subaccount investing in the MFS Investors Growth Stock Series.

This reorganization was described in a December 29, 2014 supplement to the MFS Investors Growth Stock Series prospectus, which was forwarded by us to Participants and plan sponsors invested in the Discovery Premier Group Retirement Annuity.

PROSPECTUS CHANGES

I.	Cover Page

Reference to the MFS Investors Growth Stock Series is hereby deleted.

A reference to the MFS Variable Insurance Trust II is hereby added, as well as a reference to the MFS Massachusetts Investors Growth Stock Portfolio.

II.	Glossary

On page 1 of the Prospectus, under the caption “MFS Variable Insurance Trust” the glossary term “Funds” is hereby revised to add reference to the MFS Variable Insurance Trust II.

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III.	The Funds

On page 12 of the Prospectus, under the caption “MFS Variable Insurance Trust,” the reference to the MFS Investors Growth Stock Series and its investment objective is hereby deleted:

MFS® Investors Growth Stock Series The fund’s investment objective is to seek capital appreciation. MFS normally invests at least 80% of the fund’s net assets in stocks. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

On page 13 of the Prospectus, reference to the MFS Variable Insurance Trust II, the MFS Massachusetts Investors Growth Stock Portfolio, the Share Class and the investment adviser is hereby added:

MFS® Variable Insurance Trust II

Share Class: Initial

MFS® Massachusetts Investors Growth Stock Portfolio (Effective March 30, 2015, the MFS® Investors Growth Stock Series was reorganized into the MFS® Massachusetts Investors Growth Stock Portfolio) The fund’s investment objective is to seek capital appreciation. MFS normally invests at least 80% of the fund’s net assets in stocks. MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While MFS may invest the fund’s assets in companies of any size, MFS primarily invests in companies with large capitalizations. MFS may invest the fund’s assets in foreign securities.

The investment adviser for the fund is Massachusetts Financial Services Company (“MFS”).

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) CHANGES

I.	Cover Page

A reference to the MFS Variable Insurance Trust II is hereby added.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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